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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) -- February 10, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 0-20388                              36-3795742
     (State of other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)
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                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On Friday, February 10, 2006, the Registrant filed schedules reporting 2005 sales by quarter excluding Efen and 2005 income by quarter reflecting Efen as a discontinued operation in accordance with FAS144 ("Accounting for the Impairment or Disposal of Long-Lived Assets"). The sales schedule and income statement amounts for the fourth quarter and year to date are unchanged from those contained in the press release dated February 8, 2006. The sales for the first three quarters of 2005 have been revised from the sales reported in previously filed Form l0-Qs for the related periods to exclude sales from Efen (a discontinued operation). The income statements for the first three quarters have been revised to reflect Efen as a discontinued operation. The impact of treating
Efen as a discontinued operation is shown primarily by the line item entitled
"Discontinued operations (net of tax)". The third quarter income statement has also been revised to reflect Ireland severance costs attributable to the third quarter as discussed in the press release dated February 8, 2006. These schedules are part of this Form and attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    Exhibit Number                Exhibit
    --------------                -------
         99.1               Financial Statements




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         LITTELFUSE, INC.

Date: February 10, 2006                  By: /s/ Philip G. Franklin
                                             ------------------------
                                             Philip G. Franklin
                                             Vice President, Operations
                                             Support and Chief Financial Officer



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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Financial statements
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